Exhibit 10.2

AMENDMENT No. 4 to First Amended and Restated
EMPLOYMENT AGREEMENT

THIS AMENDMENT NO. 4 to the First Amended and Restated Employment Agreement (“Amendment”) is dated and effective as of October 24, 2025, by and between Medallion Financial Corp. (the “Company”) and Andrew Murstein (the “Executive”).

WHEREAS, the Company and the Executive are parties to that certain First Amended and Restated Employment Agreement dated May 29, 1998, as amended by Amendment No. 1 thereto dated April 27, 2017, Amendment No. 2 thereto dated December 22, 2017, and Amendment No. 3 thereto dated April 27, 2023 (collectively, the “Employment Agreement”); and

WHEREAS, the Company and the Executive have agreed, subject to the terms and conditions of this Amendment, that the Employment Agreement be further amended to reflect additional agreed-upon terms, as further provided herein.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows (capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Employment Agreement):

1.
Employment Status; Title. Effective as of January 31, 2026, the Executive shall become the President, Chief Executive Officer and Chief Operating Officer of the Company and shall remain President, Chief Executive Officer and Chief Operating Officer of the Company for the remainder of the Term.
2.
Limited Effect. Except as amended and modified by this Amendment, the Employment Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.
3.
Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year set forth above.

Medallion Financial COrp.

By: /s/ Marisa Silverman /s/ Andrew Murstein
Name: Marisa Silverman Andrew Murstein
Title: EVP & General Counsel

[Signature Page to Amendment No. 4 to Andrew Murstein Employment Agreement]